                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) -  October 8, 1996



                            PHOENIX NETWORK, INC.
     -------------------------------------------------------------------
           (Exact Name of Registrant as specified in its Charter)



      Delaware                       0-17909                    84-0881154
------------------            -----------------------        ----------------
 (State or other                (Commission File                (IRS Employer
  Jurisdiction of                  Number)                      Identification
  Incorporation)                                                  Number)




                1687 Cole Boulevard, Golden, Colorado  80401
                --------------------------------------------
                  (Address of Principal Executive Offices)



                               (303) 205-3500
                          ------------------------
            (Registrant's Telephone Number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Item 7. (a)      Financial statements of business acquired. See enclosed
                 Exhibit 1. for the financial  statements of AmeriConnect, Inc.

Item 7. (b)      Pro forma financial information.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     The following unaudited pro forma condensed consolidated balance sheet of Phoenix Network, Inc. ("Phoenix") and AmeriConnect, Inc. ("AmeriConnect") as of June 30, 1996 reflects the historical consolidated balance sheets as of June 30, 1996 adjusted to give effect to the merger of the two companies, which will be accounted for using the pooling of interests method. Following are unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 1993, 1994 and 1995 and the six months ended June 30, 1995 and 1996. The unaudited pro forma statements of operations for the years ended December 31, 1993 and 1994 and the six months ended June 30, 1996 adjust the historical consolidated statements of operations for the periods then ended to give effect to the merger. The unaudited pro forma statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1995 adjust the historical consolidated statement of operations for the merger as well as for the August 1995 acquisition of the assets of Tele-Trend Communications, LLC (see Phoenix Form 8-K/A dated November 9, 1995) and for the January 1, 1996 acquisition of Automated Communications, Inc. (see Phoenix Form 8-K/A dated January 16, 1996) by Phoenix. The pro forma condensed consolidated data should be read in conjunction with the historical consolidated financial statements of Phoenix, Tele-Trend Communications, LLC (see Phoenix Form 8-K dated November 9,
1995), Automated Communications, Inc. (see Phoenix Form 8-K/A dated January 16,
1996) and AmeriConnect and are not necessarily indicative of the results of operations that might have occurred if the proposed merger had taken place at January 1, 1993 and the Tele-Trend Communications, LLC and Automated Communications, Inc. acquisitions had taken place at January 1, 1995, or of the results of operations for any future period.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996
                                  (UNAUDITED)

                                                                              PRO FORMA
                                        PHOENIX(1)       AMERICONNECT(2)    ADJUSTMENTS(3)     PRO FORMA
                                     ----------------    ---------------    --------------    ------------
Current Assets
  Cash and cash equivalents........    $  1,346,840        $   207,959                        $  1,554,799
  Restricted cash..................         225,356                                                225,356
  Accounts receivable, net.........      16,139,757          2,456,625                          18,596,382
  Deferred commissions.............       1,400,863             91,057                           1,491,920
  Other current assets.............         693,494             93,942                             787,436
                                       ------------        -----------         --------       ------------
          Total current assets.....      19,806,310          2,849,583                          22,655,893
Furniture, equipment and data
  processing systems, net..........       2,703,034            118,527                           2,821,561
Deferred commissions...............       1,068,608                                              1,068,608
Customer acquisition costs, less
  accumulated amortization.........       3,720,676                                              3,720,676
Goodwill, less accumulated
  amortization.....................      18,791,729                                             18,791,729
Other assets.......................         886,584             18,027                             904,611
                                       ------------        -----------         --------       ------------
                                       $ 46,976,941        $ 2,986,137                        $ 49,963,078
                                       ============        ===========         ========       ============
Current Liabilities
  Notes payable....................    $  2,671,315                                           $  2,671,315
  Accounts payable.................      16,065,416        $ 3,130,993                          19,196,409
                                       ------------        -----------         --------       ------------
          Total current
            liabilities............      18,736,731          3,130,993                          21,867,724
Notes payable......................       1,182,650                                              1,182,650
Stockholders' equity
  Preferred stock..................           2,725                                                  2,725
  Class A common stock.............                                 66         $    (66)                --
  Common stock.....................          17,699             65,216          (65,216)            20,198
                                                                                  2,499
  Additional paid-in capital.......      39,628,718          3,647,154           60,920         43,336,792
  Treasury stock -- class A........                                (60)              60                 --
  Treasury stock...................          (2,522)            (1,803)           1,803             (2,522)
  Accumulated deficit..............     (12,589,060)        (3,855,429)                        (16,444,489)
                                       ------------        -----------         --------       ------------
Total stockholders' equity.........    $ 27,057,560        $  (144,856)        $     --       $ 26,912,704
                                       ------------        -----------         --------       ------------
                                       $ 46,976,941        $ 2,986,137         $     --       $ 49,963,078
                                       ============        ===========         ========       ============

  See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1994

                                                     1993                                          1994
                                  -------------------------------------------   -------------------------------------------
                                  PHOENIX(4)    AMERICONNECT(5)    PRO FORMA    PHOENIX(4)    AMERICONNECT(5)    PRO FORMA
                                  -----------   ---------------   -----------   -----------   ---------------   -----------
Revenues......................... $40,349,599     $13,555,729     $53,905,328   $57,420,484     $16,984,324     $74,404,808
Cost of revenues................. 29,260,515       10,120,141      39,380,656    40,007,052      12,642,307      52,649,359
                                  -----------     -----------     -----------   -----------     -----------     -----------
Gross profit..................... 11,089,084        3,435,588      14,524,672    17,413,432       4,342,017      21,755,449
Selling, general and
  administrative expenses........ 13,736,937        2,652,897      16,389,834    17,796,208       3,956,772      21,752,980
                                  -----------     -----------     -----------   -----------     -----------     -----------
Income (loss) from operations.... (2,647,853 )        782,691      (1,865,162)     (382,776)        385,245           2,469
Other income (expense) net.......   (147,853 )        (28,984)       (176,837)     (398,944)         52,740        (346,204)
                                  -----------     -----------     -----------   -----------     -----------     -----------
Income (loss) before income taxes
  and cumulative effect of
  accounting change.............. (2,795,706 )        753,707      (2,041,999)     (781,720)        437,985        (343,735)
Income taxes.....................         --          493,900         493,900                       (16,405)        (16,405)
                                  -----------     -----------     -----------   -----------     -----------     -----------
Income (loss) before cumulative
  effect of accounting change.... (2,795,706 )      1,247,607      (1,548,099)     (781,720)        421,580        (360,140)
Cumulative effect of change in
  amortization of deferred
  commissions....................         --                               --      (123,224)                       (123,224)
                                  -----------     -----------     -----------   -----------     -----------     -----------
Net Income (loss)................ (2,795,706 )      1,247,607      (1,548,099)     (904,944)        421,580        (483,364)
Preferred dividends..............   (267,419 )                       (267,419)     (231,255)                       (231,255)
                                  -----------     -----------     -----------   -----------     -----------     -----------
Net income (loss) attributable to
  common shares.................. $(3,063,125)    $ 1,247,607     $(1,815,518)  $(1,136,199)    $   421,580     $  (714,619)
                                  ===========     ===========     ===========   ===========     ===========     ===========
Loss per common share:
  Income (loss) before cumulative
    effect of accounting
    change....................... $    (0.33 )    $      0.20     $     (0.15)  $     (0.09)    $      0.06     $     (0.04)
  Cumulative effect of accounting
    change.......................         --                                          (0.01)                          (0.01)
                                  -----------     -----------     -----------   -----------     -----------     -----------
Net income (loss) per common
  share.......................... $    (0.33 )    $      0.20     $     (0.15)  $     (0.10)    $      0.06     $     (0.05)
                                  ===========     ===========     ===========   ===========     ===========     ===========
  Weighted average common
    shares (000's)...............      9,423            6,355          11,714        11,101           6,868          13,576
                                  ===========     ===========     ===========   ===========     ===========     ===========

  See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                    AUTOMATED         TELE-TREND
                                                                   PRO FORMA     COMMUNICATIONS,    COMMUNICATIONS,
                                PHOENIX(4)     AMERICONNECT(5)      POOLED           INC.(6)            INC.(7)
                                -----------    ---------------    -----------    ---------------    ---------------
Revenues.....................   $58,755,334      $17,099,635      $75,854,969      $24,004,326        $ 4,869,273
Cost of revenues.............    40,376,589       13,399,190       53,775,779       17,280,906          3,958,251
                                -----------      -----------      -----------      -----------        -----------
Gross profit.................    18,378,745        3,700,445       22,079,190        6,723,420            911,022
Selling, general and
  administrative
  expenses...................    18,524,824        4,923,941       23,448,765        8,354,841            948,905
                                -----------      -----------      -----------      -----------        -----------
Operating loss....                 (146,079)      (1,223,496)      (1,369,575)      (1,631,421)           (37,883)
Other income (expense).......      (169,267)           4,986         (164,281)         (53,893)           (27,061)
Loss on amandonment of
  fixed assets...............    (1,019,648)                       (1,019,648)
                                -----------      -----------      -----------      -----------        -----------
Income (loss) before
  income taxes...............    (1,334,994)      (1,218,510)      (2,553,504)      (1,685,314)           (64,944)

Income taxes.................            --         (500,000)        (500,000)              --              3,217
                                -----------      -----------      -----------      -----------        -----------
Net loss.....................    (1,334,994)      (1,718,510)      (3,053,504)      (1,685,314)           (61,727)

Preferred dividends..........      (594,381)                        (594,381)
                                -----------      -----------      -----------      -----------        -----------
Net loss attributable to
  common shares..............   $(1,929,375)     $(1,718,510)     $(3,647,885)     $(1,685,314)       $   (61,727)
                                ===========      ===========      ===========      ===========        ===========
Net loss per common share....   $     (0.15)     $     (0.25)     $     (0.24)
                                ===========      ===========      ===========
Weighted average common
  shares (000's).............        12,614            6,913           15,105
                                ===========      ===========      ===========

                                  PRO FORMA
                                ADJUSTMENTS(8)     PRO FORMA
                                --------------    ------------
Revenues.....................                     $104,728,568
Cost of revenues.............     $ (115,545)       74,899,391
                                  ----------      ------------
Gross profit.................        115,545        29,829,177
Selling, general and
  administrative
  expenses...................         93,428        32,845,939
                                  ----------      ------------
Operating loss....                    22,117        (3,016,762)
Other income (expense).......        354,074           108,839
Loss on amandonment of
  fixed assets...............                       (1,019,648)
                                  ----------      ------------
Income (loss) before
  income taxes...............        376,191        (3,927,571)

Income taxes.................         (3,217)         (500,000)
                                  ----------      ------------
Net loss.....................        372,974        (4,427,571)

Preferred dividends..........       (581,184)       (1,175,565)
                                  ----------      ------------
Net loss attributable to
  common shares..............     $ (208,210)     $ (5,603,136)
                                  ==========      ============
Net loss per common share....                     $      (0.31)
                                                  ============
Weighted average common
  shares (000's).............          2,800            17,905
                                  ==========      ============



  See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND 1996

                                                                         JUNE 30, 1995
                               -------------------------------------------------------------------------------------------------
                                                                                 AUTOMATED        TELE-TREND
                                                                 PRO FORMA    COMMUNICATIONS,   COMMUNICATIONS,     PRO FORMA
                               PHOENIX(9)    AMERICONNECT(10)     POOLED         INC.(11)          INC.(12)       ADJUSTMENTS(8)
                               -----------   ----------------   -----------   ---------------   ---------------   --------------
Revenues...................... $27,683,463      $8,932,261      $36,615,724     $13,265,353       $ 4,230,113
Cost of revenues..............  19,060,850       6,805,223       25,866,073       8,865,586         3,437,858       $  (99,038)
                               -----------      ----------      -----------     -----------       -----------       ----------
Gross profit..................   8,622,613       2,127,038       10,749,651       4,399,767           792,255           99,038
Selling, general and
  administrative
  expenses....................   8,189,725       2,116,641       10,306,366       3,825,984           734,410           82,383
                               -----------      ----------      -----------     -----------       -----------       ----------
Operating income (loss).......     432,888          10,397          443,285         573,783            57,845           16,655
Other income (expense)........    (158,181)          8,080         (150,101)        (16,332)          (24,864)         260,015
                               -----------      ----------      -----------     -----------       -----------       ----------
Net income (loss).............     274,707          18,477          293,184         556,951            32,981          276,670
Preferred dividends...........    (126,891)                        (126,891)                                          (498,157)
                               -----------      ----------      -----------     -----------       -----------       ----------
                               $   147,816      $   18,477      $   166,293     $   556,951       $    32,981       $ (221,487)
                               ===========      ==========      ===========     ===========       ===========       ==========
Net income (loss) per common
  share....................... $      0.01      $     0.00      $      0.01
                               ===========      ==========      ===========
Weighted average common
  shares (000's)..............      12,788           6,690           15,199                                              2,800
                               ===========      ==========      ===========                                          =========


                               JUNE 30, 1995                                    JUNE 30, 1996
                               -------------                     --------------------------------------------
                                 PRO FORMA                       PHOENIX(9)    AMERICONNECT(10)    PRO FORMA
                               -------------                     -----------   ----------------   -----------
Revenues......................  $54,111,190                      $44,995,365      $8,606,697      $53,602,062
Cost of revenues..............   38,070,479                       32,531,107       6,372,297       38,903,404
                                -----------                      -----------      ----------      -----------
Gross profit..................   16,040,711                       12,464,258       2,234,400       14,698,658
Selling, general and
  administrative
  expenses....................   14,949,143                       15,824,674       2,136,881       17,961,555
                                -----------                      -----------      ----------      -----------
Operating income (loss).......    1,091,568                       (3,360,416)         97,519       (3,262,897)
Other income (expense)........       68,218                         (163,185)         (9,923)        (173,108)
                                -----------                      -----------      ----------      -----------
Net income (loss).............    1,159,786                       (3,523,601)         87,596       (3,436,005)
Preferred dividends...........     (625,048)                        (625,073)                        (625,073)
                                -----------                      -----------      ----------      -----------
                                $   534,738                      $(4,148,674)     $   87,596      $(4,061,078)
                                ===========                      ===========      ==========      ===========
Net income (loss) per common
  share.......................  $      0.03                     $     (0.24)     $     0.01      $     (0.20)
                                ===========                      ===========      ==========      ===========
Weighted average common
  shares (000's)..............       17,999                           17,456           6,797           19,906
                                ===========                      ===========      ==========      ===========

  See Notes to Pro Forma Unaudited Condensed Consolidated Financial Statements

              NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

 (1) Derived from the historical consolidated balance sheet of Phoenix as included in Form 10-Q for the quarter ended June 30, 1996.

 (2) Derived from the historical balance sheet of AmeriConnect as included in Form 10-QSB for the quarter ended June 30, 1996.

 (3) The pro forma adjustments to the historical balance sheets at June 30,1996 reflect the merger between Phoenix and AmeriConnect. The merger is being accounted for using the pooling of interests method. The adjustments reflect the issuance of .3064 shares of Phoenix common stock valued at $5.25 per share in exchange for each share of the outstanding stock of AmeriConnect outstanding as of that date. In connection with this transaction, the shares held in treasury by AmeriConnect were canceled and retired. At October 8, 1996, the actual date of the merger, 2,663,811 Phoenix common shares were issued in exchange for 7,387,894 outstanding shares of AmeriConnect, Inc.

 (4) Derived from the historical consolidated statement of operations of Phoenix as included in Form 10-K.

 (5) Derived from the historical consolidated statement of operations of AmeriConnect as included in Form 10-KSB.

 (6) Derived from the historical consolidated statement of operations of Automated Communications, Inc. for the year ended December 31, 1995.

 (7) Derived from the historical consolidated statement of operations of Tele-Trend Communications, LLC for the seven months ended July 31, 1995.

 (8) The adjustments to the historical statements of operations reflect the following:

     The amortization of the customer bases acquired and goodwill in both acquisitions. The customer bases are being amortized over a four year life using the sum-of-the-years digits method. Goodwill is being amortized over 20 years using the straight line method. Pro forma additional amortization is $1,006,783 for the six months ended June 30, 1995, and $1,821,893 for the year ended December 31, 1995.

     In connection with the acquisition of Automated Communications, Inc., a $4,000,000, 6% note to the sole shareholder was retired and a 9% note for $1,310,056 will be issued. Interest expense has been reduced by $60,687 for the six months ended June 30, 1995, and $121,735 for the year ended December 31, 1995.

     As a result of the acquisition of Automated Communications, Inc., the Company relocated its headquarters and most of its operations to Automated Communications, Inc.'s facilities in Golden, Colorado. The relocation will result in substantial reductions in rental and other facilities costs. General and administrative costs have been reduced by $240,000 for the six months ended June 30, 1995, and $480,000 for the year ended December 31, 1995, to reflect the savings.

     Phoenix reduced selling, general and administrative expenses by $540,000 for the six months ended June 30, 1995, and $1,080,000 for the year ended December 31, 1995 due to the elimination of certain positions as a direct result of the acquisition of Automated Communications, Inc.

     The Tele-Trend Communications, LLC acquisition was financed by Phoenix through the short-term issuance of 1,106,700 shares of 9% Convertible Series F preferred shares at $10 per share. Phoenix also used the net proceeds to retire all of the outstanding debt and the balance was invested. Interest has been adjusted by $199,148 for the six months ended June 30, 1995, and $232,339 for the year ended December 31, 1995 and preferred dividends by $498,157 for the six months ended June 30, 1995, and $581,184 for the year ended December 31, 1995.

     The adjustments also reflect the additional carrier discounts in the amount of $99,038 for the six months ended June 30, 1995, and $115,545 for the year ended December 31, 1995, available under Phoenix's agreements which reduces the cost of revenues acquired from Tele-Trend Communications, LLC. Phoenix also reduced selling, general and administrative expenses by $144,399 for the six months ended

              NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     June 30, 1995, and $168,465 for the year ended December 31, 1995, due to the elimination of certain positions at Tele-Trend Communications LLC as a direct result of the acquisition.

 (9) Derived from the historical condensed consolidated statement of operations of Phoenix as included in June 30, 1996 Form 10-Q.

(10) Derived from the historical consolidated statement of operations of AmeriConnect as included in June 30, 1996 Form 10-QSB.

(11) Derived from the historical statement of operations of Automated Communications, Inc. for the six months ended June 30, 1995.

(12) Derived from the historical statement of operations of Tele-Trend Communications, LLC, for the six months ended June 30, 1995.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 6, 1996                    PHOENIX NETWORK, INC.
      -----------------



                                          By: /s/ Jeffrey L. Bailey
                                              -------------------------------
                                              Jeffrey L. Bailey
                                              Senior Vice President  and
                                              Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------
    1            Financial  statements of AmeriConnect, Inc.
